EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Tel Group, Inc. (the "Company") on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof  (the "Report"), I Carlos Trujillo, Chief, Financial Officer of the Company, certify, pursuant to 18 U.S.C. §. 1350, as adopted pursuant to §. 906 of the Sarbanes-Oxley Act of 2002, that:

(i)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 15, 2011	By: /s/ Carlos Trujillo
Carlos Trujillo, Chief Financial Officer

A signed original of this written statement required by Section 906 will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.